UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule §240.14a-12

FACTSET RESEARCH SYSTEMS INC.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

FACTSET RESEARCH SYSTEMS INC.

Important Notice regarding the availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, December 13, 2011

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/fds

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

FACTSET RESEARCH SYSTEMS INC.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you to request and receive a copy. Please make your request for a copy as instructed below on or before November 30, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164
(outside of the U.S and Canada call 201-680- 6688)

Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)

Internet:	http://www.proxyvoting.com/fds

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear FactSet Research Systems Inc. Stockholder:

The Fiscal 2011 Annual Meeting of Stockholders of FactSet Research Systems Inc. (the “Company”) will be held at the Company headquarters, 601 Merritt 7, Norwalk , Connecticut 06851 on Tuesday, December 13, 2011 at 3:00 p.m. Eastern Standard Time for the following purposes:

(1)	To elect three directors to the Board of Directors, each for a three-year term;

(2)	To ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2012;

(3)	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 150,000,000;

(4)	To approve, by non-binding vote, the compensation of the Company’s named executive officers;

(5)	To recommend, by non-binding vote, the frequency of executive compensation voting; and To act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Management recommends a vote “FOR” Proposals 1, 2, 3 and 4 and “FOR” an annual advisory vote as noted in Proposal 5.

The Board of Directors has fixed the close of business on October 17, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER ¯

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	→

08593

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Directions to attend the annual meeting where you may vote in person can be found on our website, www.factset.com.

Meeting Location:

Company headquarters

601 Merritt 7

Norwalk, CT 06851

The following Proxy Materials are available for you to review online:

•	the Company’s 2011 Proxy Statement (including all attachments thereto);

•	the Company’s Annual Report for the year ended August 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/fds

The Proxy Materials for FactSet Research Systems Inc. are available to review at:

http://www.proxyvoting.com/fds

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

08593

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 13, 2011

Meeting Information
FACTSET RESEARCH SYSTEMS INC.	Meeting Type: Annual Meeting
For holders as of: October 17, 2011
Date: December 13, 2011 Time: 3:00 PM EST
Location: 601 Merritt 7
Norwalk, CT 06851

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

0000115447_1 R1.0.0.11699

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report        2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow    (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow    (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 30, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees

01	Robin A. Abrams	02	Michael F. DiChristina	03	Walter F. Siebecker

The Board of Directors recommends you vote FOR the following proposal(s):

2	To ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal 2012.

3	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 150,000,000.

4	To approve, by non-binding vote, the compensation of the Company’s named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

5	To recommend, by non-binding vote, the frequency of executive compensation voting.

NOTE:    Such other business as may properly come before the meeting or any adjournment thereof.

0000115447_3 R1.0.0.11699